Filed Pursuant to Rule 497(a)
File No. 333-269347
Rule 482ad

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0001 Tel. 212.476.9000

Contact:
Neuberger Berman Investment Advisers LLC
Investor Information
(877) 461-1899
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND
ANNOUNCES PRELIMINARY RESULTS OF RIGHTS OFFERING

NEW YORK, February 20, 2025 – Neuberger Berman Real Estate Securities Income Fund Inc. (NYSE American: NRO) (the “Fund”) has announced today the preliminary results of its transferable rights offering (the “Offer”), which commenced on January 23, 2025 and expired on February 19, 2025 (the “Expiration Date”).

Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each share of common stock of the Fund (“Common Stock”) held by stockholders of record as of January 23, 2025. Holders of Rights were entitled to purchase Common Stock by submitting three Rights and the subscription price per share for each share purchased. In accordance with the terms of the Offer, the final subscription price of $3.25 per share of Common Stock was equal to 90% of the Fund’s net asset value per share of Common Stock at the close of trading on the NYSE American on the Expiration Date.

Based on the preliminary results, the Offer was over-subscribed. The Offer is expected to result in the issuance of approximately 15,840,458 shares of Common Stock and the gross proceeds of the Offer are expected to be approximately $51.5 million. The shares of Common Stock subscribed for will be issued promptly after completion of the pro rata allocation of the over-subscription shares and receipt of all stockholder payments. The Fund will return to subscribing investors the full amount of any excess payments. The final results of the Offer will be announced at a later date.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. Copies of the prospectus supplement and accompanying prospectus and other documents the Fund has filed with the Securities and Exchange Commission may be obtained by visiting the EDGAR database on the SEC’s website at www.sec.gov.

Inquiries regarding the Offer should be directed to the Fund’s Information Agent, EQ Fund Solutions, LLC, at (866) 387-0017.

About Neuberger Berman Real Estate Securities Income Fund Inc. The Fund’s primary investment objective is high current income. Capital appreciation is a secondary investment objective for the Fund. Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by real estate companies, including real estate investment trusts. The Fund may invest up to 20% of its total assets in debt securities of any credit quality (including convertible and non-convertible debt securities) and up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.

About Neuberger Berman

Neuberger Berman is an employee-owned, private, independent investment manager founded in 1939 with over 2,800 employees in 26 countries. The firm manages $508 billion of equities, fixed income, private equity, real estate and hedge fund portfolios for global institutions, advisors and individuals. Neuberger Berman’s investment philosophy is founded on active management, fundamental research and engaged ownership. The firm’s leadership in stewardship and sustainable investing is recognized by the PRI based on its consecutive above median reporting assessment results. Neuberger Berman has been named by Pensions & Investments as the #1 or #2 Best Place to Work in Money Management for each of the last ten years (firms with more than 1,000 employees). Visit www.nb.com for more information. Data as of December 31, 2024.
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